SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                  Date of earliest event reported: May 8, 1997

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                              333-21873                36-3924586
(State or other                    (Reporting File          (I.R.S. Employer
jurisdiction of organization)          Number)             Identification No.)

150 N. Wacker Drive, Suite 150
Chicago, Illinois                                                  60606
(Address of principal executive offices)                        (Zip Code)

                                 (312) 704-9000

              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

         Exhibit
         Number      Exhibit

           1 Underwriting agreement relating to 7.60% Notes due 2007 and 7.15% Notes due 2027.

           4 Form of Supplemental Indenture relating to 7.60% Notes due 2007 and 7.15% Notes due 2027.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST INDUSTRIAL, L.P.

                     By: First Industrial Realty Trust, Inc.


                                   By:  /s/ Michael J. Havala
                                        -----------------------------------
                                        Name:   Michael J. Havala
                                        Title: Chief Financial Officer,
                                                 Treasurer and Secretary


Date:    May 12, 1997

                                  Exhibit Index



Exhibit
Number            Exhibit

     1 Form of Underwriting agreement relating to 7.60% Notes due 2007 and 7.15% Notes due 2027.

     4 Form of Supplemental Indenture relating to 7.60% Notes due 2007 and 7.15% Notes due 2027.